Exhibit 10.2B

                                                                [CONFORMED COPY]

                            AMENDMENT AND RESTATEMENT


                     AMENDMENT AND RESTATEMENT dated as March 3, 1997 among:

                     IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company");

                     each of the lenders listed on the signature pages hereof under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders"); and

                     THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                     The Company, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 1996 (as amended to but excluding the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $100,000,000. The Company, the Lenders and the Administrative Agent wish to increase the aggregate amount of the Commitments under the Credit Agreement from $100,000,000 to $150,000,000, to amend the Credit Agreement in certain other respects and to restate the Credit Agreement as set forth herein.

                     Accordingly, the Company, the Lenders and the Administrative Agent hereto agree to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified in Section 2 below:

                     Section 1. Definitions. Except as otherwise defined in this Amendment and Restatement, terms defined in the Credit Agreement are used herein as defined therein.




                            Amendment and Restatement


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                                      - 2 -


                     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                     A. General. References in the Credit Agreement to the Credit Agreement (including indirect references thereto such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended and restated hereby. For all purposes of the Credit Agreement (as amended and restated hereby) and the other Basic Documents, each promissory note delivered to a Lender pursuant to Section 4(B) hereof shall constitute a "Note".

                     B. Definitions. Section 1.01 of the Credit Agreement shall be amended by deleting the definition of "Calculation Period" set forth therein and by inserting the following definitions (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Amendment and Restatement, by amending and restating such definition to read as set forth below):

                     "Amendment and Restatement Effective Date" shall mean the date specified by the Administrative Agent to the Company and the Lenders in writing as the date on which the conditions precedent set forth in Section 4 to the Amendment and Restatement of this Agreement dated as of March 3, 1997 have been satisfied or waived.

                     "Commitment" shall mean, as to each Lender, the obligation of such Lender to make Loans, and to issue or participate in Letters of Credit pursuant to Section 2.08 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on Schedule I hereto under the caption "Commitment" or, in the case of a Person that is party to an assignment permitted under Section 12.06 hereof after the Amendment and Restatement Effective Date, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.02 or 3.02 hereof).


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                                      - 3 -


                     "Applicable Commitment Fee Rate" shall mean, at any time, the percentage per annum set forth in the schedule below opposite the Pricing Level in effect at such time:



--------------------------------------------------------------------------------

                                          Applicable Commitment
                 Pricing Level                  Fee Rate

--------------------------------------------------------------------------------

                   Level 6                       0.375%

--------------------------------------------------------------------------------

                   Level 5                       0.375%

--------------------------------------------------------------------------------

                   Level 4                       0.375%

--------------------------------------------------------------------------------

                   Level 3                       0.375%

--------------------------------------------------------------------------------

                   Level 2                       0.375%

--------------------------------------------------------------------------------

                   Level 1                       0.250%

--------------------------------------------------------------------------------


           For purposes of this definition, the "Pricing Level" in effect at any time shall be the level (either Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6) indicated in the schedule set forth in the definition of "Applicable Margin" in this Section 1.01 corresponding to the Applicable Leverage Ratio in effect at such time.

                     "Applicable Margin" shall mean the rate for the respective Type of Loan set forth below opposite the level


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                                      - 4 -

           (either Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6) indicated in the schedule set forth below corresponding to the Applicable Leverage Ratio in effect at such time:



--------------------------------------------------------------------------------
             Range of Applicable                       Applicable Margin
               Leverage Ratio

                                                      ABR        Eurodollar
                                                     Loans          Loans

--------------------------------------------------------------------------------
                Level 6

Greater than 5.50 to 1.00                            1.75%          2.50%
--------------------------------------------------------------------------------
                Level 5

Less than or equal to 5.50 to 1.00 and               1.50%          2.25%
  greater than 5.00 to 1.00
--------------------------------------------------------------------------------
                Level 4

Less than or equal to 5.00 to 1.00 and               1.25%          2.00%
  greater than 4.25 to 1.00
--------------------------------------------------------------------------------
                Level 3

Less than or equal to 4.25 to 1.00 and               1.00%          1.75%
  greater than 3.75 to 1.00
--------------------------------------------------------------------------------
                Level 2

Less than or equal to 3.75 to 1.00 and               0.75%          1.50%
  greater than 3.25 to 1.00
--------------------------------------------------------------------------------
                Level 1

Less than or equal to 3.25 to 1.00                   0.50%          1.25%

--------------------------------------------------------------------------------


                     C. Definitions (cont'd). Section 1.01 of the Credit Agreement shall be further amended by substituting, in the second paragraph of the definition of "EBITDA" therein, a reference to "$500,000" for the reference to "$750,000" therein.



                            Amendment and Restatement


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                                      - 5 -


                     D. Financial Covenants. Sections 9.09 and 9.10 of the Credit Agreement shall be amended to read in their respective entireties as follows:

                     "9.09 Leverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the four fiscal quarters then ended, of (i) the excess of (x) the aggregate outstanding principal amount of Funded Indebtedness of the Company and its Subsidiaries at such date over (y) the aggregate amount of cash and Liquid Investments of the Company and Subsidiaries as of such date to (ii) EBITDA for such period (the "Leverage Ratio") to exceed the ratio set forth below for the period in which such fiscal quarter ends:

                     Period                      Leverage Ratio

           From the Closing Date
           through December 31, 1998                 5.75 to 1

           From January 1, 1999
           through June 30, 1999                     5.50 to 1

           From July 1, 1999
           through December 31, 1999                 5.00 to 1

           From January 1, 2000
           through June 30, 2000                     4.75 to 1

           From July 1, 2000
           and at all times thereafter               4.50 to 1

                     9.10 Interest Coverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the four fiscal quarters then ended, of (i) EBITDA for such period to (ii) Interest Expense for such period to be less than the ratio set forth below for the period in which such fiscal quarter ends:



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                                      - 6 -


                     Period                    Interest Coverage Ratio

           From the Closing Date
           through December 31, 1998                 1.75 to 1

           From January 1, 1999
           through June 30, 1999                     1.90 to 1

           From July 1, 1999
           through June 30, 2000                     2.00 to 1

           From July 1, 2000
           through December 31, 2000                 2.25 to 1

           From January 1, 2001
           and at all times thereafter               2.50 to 1

                     For purposes of calculating any ratio set forth in this Section, if the Company elects pursuant to the penultimate sentence of the definition of EBITDA to include in EBITDA for the period to which such ratio relates the pro forma amounts referred to in such sentence, there shall be included in Interest Expense for such period, on a pro forma basis, interest accruing during such period on Indebtedness (and the interest portion of payments under Capitalized Lease Obligations) assumed or incurred by the Company and its Subsidiaries (on a consolidated basis) in connection with any Permitted Acquisition having Acquisition Consideration of more than $500,000 during such period."

                     E. Fixed Charges Coverage Ratio. Section 9.11 of the Credit Agreement shall be amended by substituting, in the last paragraph thereof, a reference to "$500,000" for the reference to "$750,000" therein.

                     F. Permitted Acquisitions. Section 9.12 of the Credit Agreement shall be amended by amending clause (a) of the definition of "Permitted Acquisition" therein to read as follows:

                     "(a) Maximum Periodic Consideration. Without the consent of the Majority Lenders, the aggregate amount of Acquisition Consideration paid in respect of Acquisitions


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                                      - 7 -

           shall not exceed
           $100,000,000 in any calendar year; provided that the aggregate amount of Acquisition Consideration (excluding, for purposes of this proviso, Stock Consideration) paid in respect of Acquisitions shall not exceed $75,000,000 in any calendar year."

                     G. Schedule I. Schedule I to the Credit Agreement shall be amended to read as set forth on Schedule I hereto.

                     H. Amendment to Exhibit A. Exhibit A to the Credit Agreement shall be amended by substituting "(as amended and restated as of March 3, 1997 and as the same may be further modified and supplemented and in effect from time to time, the "Credit Agreement")" for "(as modified and supplemented and in effect from time to time, the "Credit Agreement")".

                     Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that, both before and after giving effect to each of the amendments set forth in Section 2 hereof:

                     (a) no Default has occurred and is continuing; and

                     (b) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in Section 8.10 of the Credit Agreement) are true on and as of the date hereof, with the same force and effect as if made on and as of such date and as if each reference in the Basic Documents to "this Agreement" or "the Credit Agreement" included reference to this Amendment and Restatement.

                     Section 4. Conditions Precedent. The amendment and restatement of the Credit Agreement contemplated hereby shall become effective upon the satisfaction of the following conditions precedent:

                     A. Execution by All Parties. This Amendment and Restatement shall have been executed and delivered by each of the Company, the Lenders and the Administrative Agent, and each of the Subsidiary Guarantors shall have executed

                            Amendment and Restatement


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                                      - 8 -


           and delivered this Amendment and Restatement as provided under the caption "CONSENT OF SUBSIDIARY GUARANTORS" on the signature pages hereof.

                     B. Promissory Notes. The Company shall have delivered to the Administrative Agent for each Lender a promissory note of the Company in substantially the form of Exhibit A to the Credit Agreement as amended and restated hereby, dated October 1, 1996, payable to such Lender in a principal amount equal to its Commitment after giving effect hereto and otherwise duly completed.

                     C. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                               (1) Corporate Documents. Certified copies of the
                     charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof pursuant to Section 7.01 of the Credit Agreement) and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment and Restatement and the Credit Agreement as amended and restated hereby and the loans under the Credit Agreement as amended and restated hereby, the Notes delivered pursuant hereto and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended and restated hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                               (2) Opinion of Counsel to the Obligors. An
                     opinion, dated the Amendment and Restatement Effective Date, of Sullivan & Worcester, special New York counsel to the Obligors, in form and substance satisfactory to


                            Amendment and Restatement


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                                      - 9 -


                     the Lenders (and each Obligor hereby instructs each such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                               (3) Opinion of Special New York Counsel to the
                     Administrative Agent. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Administrative Agent, in form and substance satisfactory to the Administrative Agent (and the Administrative Agent hereby instructs such counsel to deliver such opinion to the Lenders).

                               (4) Other Documents. Such other documents as the
                     Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

                     Section 5. Pro Rata Adjustments. The Company shall, on the effective date of the amendment and restatement of the Credit Agreement contemplated hereby, if any Loans are outstanding on said date, borrow Loans from certain of the Lenders and/or (notwithstanding the provisions of Section
5.02 of the Credit Agreement requiring that prepayments be made ratably in accordance with the principal amounts of the Loans held by the Lenders) prepay Loans of certain of the Lenders (together with accrued interest and any amounts payable under Section 6.05 of the Credit Agreement) such that, after giving effect thereto, the Loans (including, without limitation, the Types and Interest Periods thereof) shall be held by the Lenders ratably in accordance with their respective Commitments.

                     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment and Restatement by signing any such counterpart. This Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.


                            Amendment and Restatement

                     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED

                                   By /s/ Eugene Doggett
                                      ------------------------------------
                                      Title:  Executive Vice President
                                              & Chief Financial Officer

                                   LENDERS

                                   THE CHASE MANHATTAN BANK

                                   By /s/ William J. Caggiano
                                      ------------------------------------
                                      Title:  Managing Director


                                   THE BANK OF NEW YORK

                                   By /s/ Peter H. Abdill
                                      ------------------------------------
                                      Title:  Vice President


                                   CIBC INC.

                                   By /s/ Deborah Strek
                                      ------------------------------------
                                      Title:  Managing Director, CIBC
                                              Wood Gundy Securities
                                              Corp., as Agent


                            Amendment and Restatement


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                                     - 11 -


                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By /s/ Virginia Dennett
                                      ------------------------------------
                                      Title:  Vice President


                                   FLEET NATIONAL BANK

                                   By /s/ Michael Palmer
                                      ------------------------------------
                                      Title:  Vice President


                                   THE BANK OF NOVA SCOTIA

                                   By /s/ T. M. Pitcher
                                      ------------------------------------
                                      Title:  Authorized Signatory


                                   NATIONAL CITY BANK

                                   By /s/ Renold D. Thompson, Jr.
                                      ------------------------------------
                                      Title:  Senior Vice President


                            Amendment and Restatement


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                                     - 12 -


                                   THE SUMITOMO BANK, LIMITED

                                   By /s/ Daniel G. Eastman
                                      ------------------------------------
                                      Title:  Vice President & Manager

                                   By /s/ Alfred De Gemmis
                                      ------------------------------------
                                      Title:  Vice President


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By /s/ Brett Martin
                                      ------------------------------------
                                      Title:  Vice President


                                   BANK OF IRELAND GRAND CAYMAN

                                   By /s/ Patrick Dowling
                                      ------------------------------------
                                      Title:  Account Manager

                                   GIROCREDIT BANK AG DER SPARKASSEN,
                                     GRAND CAYMAN ISLAND BRANCH

                                   By /s/ John P. Redding
                                      ------------------------------------
                                      Title:  Vice President

                                   By /s/ Richard Stone
                                      ------------------------------------
                                      Title:  First Vice President


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                                     - 13 -


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent

                                   By /s/ William J. Caggiano
                                      ------------------------------------
                                      Title:  Managing Director



                        CONSENT OF SUBSIDIARY GUARANTORS

Each of the undersigned hereby consents to the foregoing Amendment and Restatement and reaffirms its obligations under the Subsidiary Guaranty and the Security Documents to which it is a party with respect to the Credit Agreement as so amended and restated, it being expressly understood and agreed that all of the obligations of the Company under the Credit Agreement as amended and restated by the foregoing Amendment and Restatement and the Notes delivered pursuant to Section 4(B) thereof shall be "Guaranteed Obligations" under the Subsidiary Guaranty and "Secured Obligations" under the Security Documents.

IRON MOUNTAIN RECORDS MANAGEMENT,
  INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


CRITERION PROPERTY, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


CRITERION ATLANTIC PROPERTY, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


                            Amendment and Restatement


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                                     - 14 -


HOLLYWOOD PROPERTY, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN DATA PROTECTION
  SERVICES, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN CONSULTING SERVICES,
  INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN RECORDS MANAGEMENT OF
  OHIO, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


METRO BUSINESS ARCHIVES, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP

IM SAN DIEGO, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


                            Amendment and Restatement

IRON MOUNTAIN RECORDS MANAGEMENT OF
  MARYLAND, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


DATA ARCHIVE SERVICES, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN RECORDS MANAGEMENT OF
  MISSOURI LLC

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN RECORDS MANAGEMENT OF
  BOSTON, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN WILMINGTON, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


IRON MOUNTAIN RECORDS MANAGEMENT
  OF MICHIGAN, INC.

By /s/ Eugene Doggett
   ---------------------------------
   Title:  EVP


                            Amendment and Restatement

                                                                   SCHEDULE I

                             Lender and Commitments


Lenders                                                            Commitment

THE CHASE MANHATTAN BANK                                         $18,000,000.00

THE BANK OF NEW YORK                                             $16,500,000.00

CIBC INC.                                                        $16,500,000.00

THE FIRST NATIONAL BANK OF BOSTON                                $16,500,000.00

FLEET NATIONAL BANK                                              $16,500,000.00

THE BANK OF NOVA SCOTIA                                          $12,000,000.00

NATIONAL CITY BANK                                               $12,000,000.00

THE SUMITOMO BANK, LIMITED                                       $12,000,000.00

UNION BANK OF CALIFORNIA, N.A.                                   $12,000,000.00

BANK OF IRELAND GRAND CAYMAN                                     $ 9,000.000.00

GIROCREDIT BANK AG DER SPARKASSEN,                               $ 9,000,000.00
  GRAND CAYMAN ISLAND BRANCH



                            Amendment and Restatement